Exhibit 99.1

Advent Software Reports Second Quarter 2013 Results

Company Achieves Record Quarterly Revenue of $96 Million,

Non-GAAP Earnings per Share of $0.37, and Non-GAAP Operating Profit of $31 Million

SAN FRANCISCO — July 29, 2013 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the second quarter ended June 30, 2013.

“I am pleased to report Advent delivered a strong second quarter with record revenue and non-GAAP profitability, and strong renewals,” said Pete Hess, Chief Executive Officer at Advent.  “We continue to win new business, while also investing in our solutions, and we’re doing it all while ensuring that we deliver the operational efficiency gains we’re committed to achieving. It is exciting to see these results as we continue to execute on our strategy and deliver results and value to our shareholders and clients.”

SECOND QUARTER 2013 RESULTS

Recapitalization Transaction

As previously announced, the Company entered into a new $425 million senior credit facility and declared a one-time special cash dividend of $9 per share. In connection with the dividend, the Company modified its outstanding equity awards to preserve the pre-dividend economic value. The special dividend was approved by Advent’s Board of Directors on June 12, 2013 and paid to stockholders on July 9, 2013. Of the $9 per share distribution, totaling $470 million, Advent currently expects between $2 to $3 per share to be characterized as a dividend for tax purposes, and the remaining amount of the distribution to be characterized as a return of capital.

GAAP Results for Continuing Operations

The Company reported quarterly revenue of $96.1 million for the second quarter of 2013, compared to $89.7 million in the second quarter of 2012, a 7% increase.

Advent’s results for the second quarter of 2013 included costs associated with the recapitalization transaction. These costs, on a pre-tax basis, were composed of $6.7 million of third party costs which were not included in capitalized debt issue costs and $21.9 million of stock-based compensation expense associated with the equity award modification.

Operating loss for the second quarter of 2013 was $(5.8) million, or (6.1)% of revenue, compared to operating income of $12.1 million or 13.4% of revenue for the second quarter of 2012.

Net loss for the second quarter of 2013 was $(4.2) million compared to net income of $7.2 million in the second quarter of 2012.

Diluted net loss per share in the second quarter of 2013 was $(0.08), compared to diluted net income per share of $0.14 in the second quarter of 2012.

Operating cash flow in the second quarter of 2013 was $21.9 million, compared with $14.9 million in the second quarter of 2012.

Cash, cash equivalents and marketable securities totaled $404 million as of June 30, 2013, compared to $247 million as of March 31, 2013, a 64% increase. Total outstanding debt as of June 30, 2013 was $225 million compared to $93 million as of March 31, 2013. After payment of the special dividend on July 9th, 2013, total outstanding debt was $350 million. Total deferred revenue as of June 30, 2013 was $174 million, compared to $177 million as of March 31, 2013.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income for the second quarter of 2013 was $31.0 million, or 32.3% of revenue. This represents a 55% increase compared to $20.0 million from continuing operations, or 22.3% of revenue, in the second quarter of 2012.  On a fully diluted basis, non-GAAP earnings per share were $0.37 in the second quarter of 2013 and represent a 56% increase from non-GAAP diluted earnings per share of $0.24 in the second quarter of 2012.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

SECOND QUARTER HIGHLIGHTS

•                  Second Quarter Bookings and Client Success:  The annual contract value of our new contract bookings in the second quarter of 2013 will contribute $6.7 million in incremental annual revenue once the contracts are fully implemented. New clients include Income Partners Asset Management, Al Rajhi Capital, DMA Direct, Halkyon Alpha LLC, F-Squared Investment Management, and Tages Capital.  Atlantis Investment Management and Heptagon Capital Management, two UK asset managers, have grown their relationships with Advent this quarter, increasing the benefits to their businesses delivered by Advent Portfolio Exchange® and Tamale®, respectively.  Saudi Fransi Capital is in production with Geneva®, Moxy® and Tradex® to support their business.

•                  Award-Winning Solutions & Company: Advent’s solutions continued to receive industry awards and win honors around the world this quarter.  Advent was named “Technology Vendor of the Year” by Citywealth magazine in the UK; the FSO Knowledge Exchange named Advent Rules Manager®, one of Advent Portfolio Exchange’s associated products, for “Excellence in Risk Management & Compliance”; Advent was awarded the “Best Fund Accounting and Reporting Software” for the HFMWeek European award; and the UK Systems in the City Awards recognized Advent for “Best Research Management Tool” for Tamale RMS®.  Advent also continues to win accolades among industry analysts.  Advent was recognized as Best-in-Class across three categories for the Advisor Desktop analysis by leading industry analyst — CEB TowerGroup — and Best-in-Class for the Performance Measurement analysis.  Advent also made the list of San Francisco Business Times’ Top Corporate Givers.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the third quarter and fiscal year 2013:

Guidance	Q3 2013	FY 2013
Total Revenue ($M)	$93 -$95	$375-$379
YoY Revenue Growth	3% - 5%	5% - 6%
GAAP Operating Margin	n/a	10.0% - 10.5%
Amortization of Intangibles (% of revenue)	n/a	3.0%
Stock Compensation Expense (% of revenue)	n/a	13.0%
Restructuring Charges (% of revenue)	n/a	1.0%
Recapitalization Costs (% of revenue)	n/a	1.5%
Non-GAAP Operating Margin	n/a	28.5% - 29.0%
Operating Cash Flow ($M)	n/a	$93-$97
Capital Expenditures ($M)	n/a	$10-$12

Effective Tax Rate (GAAP)	n/a	30% - 35%
Effective Tax Rate (non-GAAP)	n/a	35%

INVESTOR CALL

Advent Software, Inc. will host its Q2 2013 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q2 2013 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial (800) 706-7745 and request conference ID #45297160.  Telephone replay will be available through midnight August 5, 2013.  The replay number for domestic callers is (888) 286-8010, and for international callers is (617) 801-6888, with the conference ID of #97701426.

The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles in the United States of America (U.S. GAAP), please see the accompanying tables entitled “Reconciliation of Selected Continuing Operations’ GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, and statements regarding our momentum and market opportunities, the tax characterization of our special dividend, and any other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in achieving organizational objectives and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2012 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Rules Manager, Advent Portfolio Exchange, Tamale, and Tamale RMS, are registered trademarks of Advent Software, Inc.  Tradex is a registered mark of Advent Norway AS in Norway and the European Union.  All other company names or marks mentioned herein are those of their respective owners.

CONTACTS

Media Contact:
Amanda Diamondstein-Cieplinska
Advent Software, Inc.
(415) 645-1668
adiamond@advent.com

Investor Relations Contact:
Justin Ritchie
Advent Software, Inc.
(415) 645-1683
jritchie@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	June 30	December 31
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$388,743	$58,217
Short-term marketable securities	6,013	111,192
Accounts receivable, net	55,375	61,069
Deferred taxes, current	18,931	18,934
Prepaid expenses and other	34,152	25,868
Current assets of discontinued operation	—	88
Total current assets	503,214	275,368
Property and equipment, net	32,917	37,269
Goodwill	204,417	206,932
Other intangibles, net	32,858	38,205
Long-term marketable securities	9,230	61,552
Deferred taxes, long-term	23,509	24,524
Other assets	16,816	12,994
Noncurrent assets of discontinued operation	1,609	1,609

Total assets	$824,570	$658,453

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$8,773	$5,190
Accrued liabilities	40,159	37,096
Deferred revenues	166,284	174,388
Income taxes payable	—	5,593
Current portion of long-term debt	20,000	10,000
Dividends payable	470,133	—
Current liabilities of discontinued operation	610	262
Total current liabilities	705,959	232,529
Deferred revenues, long-term	8,107	8,787
Long-term income taxes payable	5,335	5,335
Long-term debt	205,000	85,000
Other long-term liabilities	11,910	13,139
Noncurrent liabilities of discontinued operation	3,072	3,804

Total liabilities	939,383	348,594

Stockholders’ (deficit) equity:
Common stock	522	505
Additional paid-in capital	24,582	453,585
Accumulated deficit	(146,271)	(154,261)
Accumulated other comprehensive income	6,354	10,030
Total stockholders’ (deficit) equity	(114,813)	309,859

Total liabilities and stockholders’ (deficit) equity	$824,570	$658,453

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2013	2012	2013	2012
Net revenues:
Recurring revenues	$88,263	$80,942	$172,746	$159,662
Non-recurring revenues	7,860	8,782	15,867	16,966

Total net revenues	96,123	89,724	188,613	176,628

Cost of revenues (1):
Recurring revenues	17,979	17,820	34,391	34,746
Non-recurring revenues	10,019	10,936	19,587	20,604
Amortization of developed technology	2,398	2,573	4,897	5,114

Total cost of revenues	30,396	31,329	58,875	60,464

Gross margin	65,727	58,395	129,738	116,164

Operating expenses (1):
Sales and marketing	23,217	19,711	40,421	38,157
Product development	17,923	16,501	34,885	33,300
General and administrative	22,641	9,198	33,001	18,867
Amortization of other intangibles	953	956	1,910	1,912
Recapitalization costs	6,041	—	6,041	—
Restructuring charges	801	(34)	3,116	70

Total operating expenses	71,576	46,332	119,374	92,306

(Loss) income from continuing operations	(5,849)	12,063	10,364	23,858
Interest and other income (expense), net	(1,330)	(803)	(1,633)	(975)

(Loss) income from continuing operations before income taxes	(7,179)	11,260	8,731	22,883
(Benefit) provision for income taxes	(3,024)	4,063	829	8,369

Net (loss) income from continuing operations	$(4,155)	$7,197	$7,902	$14,514

Discontinued operation:
Net income from discontinued operation (net of applicable taxes of $76, $162, $61 and $147, respectively)	110	245	88	222

Net (loss) income	$(4,045)	$7,442	$7,990	$14,736

Basic net (loss) income per share (2):
Continuing operations	$(0.08)	$0.14	$0.15	$0.29
Discontinued operation	0.00	0.00	0.00	0.00
Total operations	$(0.08)	$0.15	$0.16	$0.29

Diluted net (loss) income per share (2):
Continuing operations	$(0.08)	$0.14	$0.15	$0.27
Discontinued operation	0.00	0.00	0.00	0.00
Total operations	$(0.08)	$0.14	$0.15	$0.28

Weighted average shares used to compute net (loss) income per share:
Basic	51,639	50,754	51,101	50,887
Diluted	51,639	52,977	52,243	53,117

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$1,306	$610	$1,794	$1,195
Cost of non-recurring revenues	1,730	264	2,112	595
Total cost of revenues	3,036	874	3,906	1,790

Sales and marketing	6,523	1,729	8,046	3,386
Product development	3,532	1,438	4,858	2,898
General and administrative	14,098	1,043	15,396	1,899
Total operating expenses	24,153	4,210	28,300	8,183

Total stock-based employee compensation expense	$27,189	$5,084	$32,206	$9,973

(2) Net income per share is based on actual calculated values and totals may not sum due to rounding.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30
	2013	2012
Cash flows from operating activities:
Net income	$7,990	$14,736
Adjustment to net income for discontinued operation net income	(88)	(222)
Net income from continuing operations	7,902	14,514

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	32,206	9,973
Excess tax benefit from stock-based compensation	(2,783)	(3,118)
Depreciation and amortization	12,673	12,851
Amortization of debt issuance costs	239	190
Gain on disposal of fixed assets	—	(16)
Provision for doubtful accounts	411	200
Provision for (reduction of) sales reserves	(150)	735
Deferred income taxes	1,791	2,588
Other	(148)	(144)
Effect of statement of operations adjustments	44,239	23,259
Changes in operating assets and liabilities:
Accounts receivable	5,282	5,109
Prepaid and other assets	(4,643)	277
Accounts payable	3,582	532
Accrued liabilities	(3,472)	(7,020)
Deferred revenues	(8,634)	(12,000)
Income taxes payable	(5,190)	3,847
Effect of changes in operating assets and liabilities	(13,075)	(9,255)

Net cash provided by operating activities from continuing operations	39,066	28,518

Cash flows from investing activities:
Cash used in acquisition	—	(700)
Purchases of property and equipment	(1,611)	(3,720)
Capitalized software development costs	(1,916)	(1,700)
Purchases of marketable securities	(57,863)	(72,270)
Sales and maturities of marketable securities	213,444	60,344

Net cash provided by (used in) investing activities from continuing operations	152,054	(18,046)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	16,212	3,269
Proceeds from common stock issued under the employee stock purchase plan	3,211	3,448
Excess tax benefits from stock-based compensation	2,783	3,118
Withholding taxes related to equity award net share settlement	(6,509)	(4,610)
Proceeds from debt	225,000	—
Repayment of debt	(95,000)	(2,500)
Debt issuance costs	(5,725)	—
Repurchase of common stock	—	(26,125)

Net cash provided by (used in) financing activities from continuing operations	139,972	(23,400)

Net cash transferred to discontinued operation	(208)	(337)

Effect of exchange rate changes on cash and cash equivalents	(358)	(10)

Net change in cash and cash equivalents from continuing operations	330,526	(13,275)
Cash and cash equivalents of continuing operations at beginning of period	58,217	65,525

Cash and cash equivalents of continuing operations at end of period	$388,743	$52,250

	Six Months Ended June 30
	2013	2012
Supplemental disclosure of cash flow information
Cash flows from discontinued operation:
Net cash used in operating activities	$(208)	$(337)
Net cash provided by investing activities	—	—
Net cash transferred from continuing operations	208	337
Net change in cash and cash equivalents from discontinued operation	—	—
Cash and cash equivalents of discontinued operation at beginning of period	—	—
Cash and cash equivalents of discontinued operation at end of period	$—	$—

The cash flows from the discontinued operation, as presented in the condensed consolidated statement of cash flows, relate to the operations of MicroEdge, Inc.

ADVENT SOFTWARE, INC.

 CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

(In thousands)

(GAAP, Unaudited)

					Accumulated
			Additional		Other	Total
	Common Stock		Paid-In	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity (Deficit)
Balances, December 31, 2011	50,997	$510	$429,734	$(154,053)	$6,870	$283,061

Stock-based award activity	556	5	(1,333)	—	—	(1,328)
Common stock repurchased and retired	(1,012)	(10)	(6,515)	(19,599)	—	(26,124)
Common stock issued under employee stock purchase plan	155	2	3,446	—	—	3,448
Stock-based compensation	—	—	10,148	—	—	10,148
Tax benefit from exercise of stock options	—	—	3,118	—	—	3,118
Net income	—	—	—	14,736	—	14,736
Unrealized loss on marketable securities	—	—	—	—	(16)	(16)
Foreign currency translation adjustments	—	—	—	—	(537)	(537)
Balances, June 30, 2012	50,696	$507	$438,598	$(158,916)	$6,317	$286,506

Balances, December 31, 2012	50,457	$505	$453,585	$(154,261)	$10,030	$309,859

Stock-based award activity	1,606	15	9,691	—	—	9,706
Common stock issued under employee stock purchase plan	174	2	3,209	—	—	3,211
Stock-based compensation	—	—	26,621	—	—	26,621
Tax shortfall from exercise of stock options	—	—	(1,174)	—	—	(1,174)
Tax benefit from exercise of stock options	—	—	2,783	—	—	2,783
Cash dividends declared on common stock	—	—	(470,133)	—	—	(470,133)
Net income	—	—	—	7,990	—	7,990
Unrealized loss on marketable securities	—	—	—	—	(26)	(26)
Foreign currency translation adjustments	—	—	—	—	(3,650)	(3,650)
Balances, June 30, 2013	52,237	$522	$24,582	$(146,271)	$6,354	$(114,813)

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations’ gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, income, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

	Three Months Ended June 30
	2013		2012
	Amount	% of Net Revenues	Amount	% of Net Revenues

GAAP gross margin	$65,727	68.4%	$58,395	65.1%
Amortization of acquired intangibles	1,883		1,901
Stock-based compensation	3,036		874
Non-GAAP gross margin	$70,646	73.5%	$61,170	68.2%

GAAP operating (loss) income	$(5,849)	(6.1)%	$12,063	13.4%
Amortization of acquired intangibles	2,836		2,857
Stock-based compensation	27,189		5,084
Restructuring charges (benefit)	801		(34)
Recapitalization costs	6,041		—
Non-GAAP operating income	$31,018	32.3%	$19,970	22.3%

GAAP net (loss) income	$(4,155)		$7,197
Amortization of acquired intangibles	2,836		2,857
Stock-based compensation	27,189		5,084
Restructuring charges (benefit)	801		(34)
Recapitalization costs	6,692		—
Income tax adjustment (1)	(13,642)		(2,645)
Non-GAAP net income	$19,721		$12,459

GAAP net (loss) income	$(4,155)		$7,197
Net interest	1,351		457
(Benefit) provision for income taxes	(3,024)		4,063
Depreciation expense	2,920		2,943
Amortization expense	3,352		3,529
Stock-based compensation	27,189		5,084
Adjusted EBITDA	$27,633		$23,273

Diluted net income (loss) per share
GAAP	$(0.08)		$0.14
Non-GAAP	$0.37		$0.24

Shares used to compute GAAP diluted net (loss) income per share	51,639		52,977
Shares used to compute Non-GAAP diluted net income per share	53,772		52,977

(1)         The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2013 and 2012, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF PROJECTED CONTINUING OPERATIONS’ GAAP OPERATING INCOME %

TO NON-GAAP OPERATING INCOME %

(Preliminary and unaudited)

Advent provides projections for the non-GAAP measure of its continuing operations’ operating income percentage. This non-GAAP measure excludes certain costs, expenses, gains and losses which we believe is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. Adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ending December 31, 2013
	Continuing Operations
	Operating Income %

Projected GAAP	10.0%	to	10.5%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment		3.0%
Projected stock-based compensation adjustment		13.0%
Projected restructuring charge adjustment		1.0%
Projected recapitalization costs		1.5%

Projected non-GAAP	28.5%	to	29.0%